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                                                                Exhibit 10.15 A

                                SECOND AMENDMENT
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment")
                                                                ---------
dated effective as of November 30, 2001 (the "Second Amendment Effective Date"),
                                              -------------------------------
is executed and entered into by and between ACR GROUP, INC., a Texas corporation (the "Borrower"), the undersigned Guarantors and BANK OF AMERICA, N.A., a
      --------
national banking association (the "Lender").
                                   ------

                                   Recital:
                                   -------

     A. The Borrower, joined by the Guarantors, and the Lender are parties to the certain Amended and Restated Loan and Security Agreement dated as of May 25, 2000 (as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated effective as of March 30, 2001, and as the same may be further modified, amended or restated from time to time, the "Agreement"),
                                                                 ---------
and have agreed to amend the Agreement as provided below.

     B. NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1 Definitions. Unless otherwise defined in this Amendment, terms
                 -----------
defined by the Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Agreement, as amended by this Amendment and any prior amendment.

                                  ARTICLE II

                                  Amendments
                                  ----------

     Section 2.1 Amendment to Article 2D. Effective on and after the Second
                 -----------------------
Amendment Effective Date, Article 2D of the Agreement hereby is amended and restated in its entirety to read as follows:

                                  "ARTICLE 2D
                           [Intentionally Omitted.]"

     On and after the Second Amendment Effective Date, (i) the commitment of the Lender to make Acquisition Loans to the Borrower is terminated and (ii) all references to the defined term "Acquisition Loans" in the Agreement are null and void and of no effect.

     Section 2.2 Amendment to Section 10.1. Effective as of the Second Amendment
                 -------------------------
Effective Date, Section 10.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

     Section 10.1   Financial Ratios.
                    ----------------

     (a)  Maximum Leverage Ratio.  Permit the Leverage Ratio of Borrower and its
          ----------------------
          Subsidiaries on a consolidated basis, as of the last day of any of the following specified fiscal quarters, to be greater than the corresponding amount specified for such fiscal quarter:


SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1
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               Fiscal Quarter Ending              Maximum Ratio
               ---------------------              -------------

               November 30, 2001                  7.00 to 1.00

               February 28, 2002                  6.75 to 1.00

               May 31, 2002                       6.75 to 1.00

               August 31, 2002                    6.00 to 1.00

               the last day of each
               fiscal quarter thereafter:         5.25 to 1.0

     (b)  Minimum Tangible Net Worth.  Permit the Tangible Net Worth of Borrower
          --------------------------
          and its Subsidiaries, on a consolidated basis, as of the last day of any of the following specified fiscal quarters, to be less than the corresponding amount specified for such fiscal quarter:

               Fiscal Quarter Ending              Minimum Amount
               ---------------------              --------------

               November 30, 2001                  $5,900,000

               February 28, 2002                  $4,500,000

               May 31, 2002                       $5,100,000

               the last day of each fiscal        $5,100,000 plus an amount
               quarter thereafter                 equal to fifty percent (50%)
                                                  of the cumulative Adjusted Net
                                                  Income of the Borrower and its
                                                  Subsidiaries on a consolidated
                                                  basis

     (c)  Free Cash Flow to Fixed Charges.  Permit the ratio of Free Cash Flow
          -------------------------------
          to Fixed Charges, determined for Borrower and its Subsidiaries on a consolidated basis as of the end of any fiscal quarter for the preceding four fiscal quarters, to be less than the ratios specified as follows:

               Fiscal Quarter Ending              Minimum Ratio
               ---------------------              -------------

               November 30, 2001                  .70 to 1.0

               February 28, 2002                  .95 to 1.0

               May 31, 2002                       1.05 to 1.0

               the last day of
               each fiscal quarter thereafter:    1.15 to 1.0


SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2
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                                  ARTICLE III

                     Waiver of Specified Event of Default
                     ------------------------------------

          Section 3.1 Waiver of Specified Event of Default. Subject to Section
                      ------------------------------------
12.10 of the Loan and Security Agreement, effective as of the Second Amendment Date the Lender waives any Event of Default which exists by reason of the Borrower's non-compliance with the requirements of Sections 10.1(a) and 10.1(c) of the Loan and Security Agreement with respect to the fiscal quarter ending August 31, 2001.

          Section 3.2 Limitation. The waiver granted pursuant to Section 3.1 of
                      ----------
this Amendment is expressly limited as provided therein.

                                  ARTICLE IV

                                 Miscellaneous
                                 -------------

          Section 4.1 Acknowledgment of Termination of Facility for Acquisition
                      ---------------------------------------------------------
Loans. Effective as of the Second Amendment Effective Date, the Borrower
-----
acknowledges that the facility for Acquisition Loans has been terminated and that the Lender has no commitment or obligation with respect thereto.

          Section 4.2 Conditions Precedent. The effectiveness of this Amendment
                      --------------------
is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Lender shall have received all of the following, each dated the date of the Second Amendment Effective Date, in form and substance satisfactory to the Lender:

                       (i)   Amendment. This Amendment, duly executed by each of
                             ---------
                  the Borrower, the Guarantors, and the Lender; and

                       (ii)  Authorizing Resolutions. Copies of all action taken
                             -----------------------
                  by the Guarantors to authorize the execution, delivery and performance of the Consent and Agreement by Subsidiaries certified by the corporate secretary of each Guarantor effective as of the Second Amendment Effective Date;

                  (b) On the Second Amendment Effective Date and as of the date of signing by the Borrower and the Guarantors of this Amendment, after giving effect to this Amendment, the representations and warranties contained in this Amendment, the Agreement, as amended hereby, and all other Loan Documents shall be true and correct as if made on such dates (except those, if any, which by their terms specifically relate only to a different date);

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Lender; and

                  (d) On the Second Amendment Effective Date and as of the date of signing by the Borrower and the Guarantors of this Amendment, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.


SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT-Page 3
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          Section 4.3 Representations and Warranties.
                      ------------------------------

                   (a) Each of the Borrower and the Guarantors has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement and each of the other Loan Documents in accordance with their respective terms. This Agreement has been duly executed and delivered by the duly authorized officers of each of the Borrower and the Guarantors and is a legal, valid and binding obligation of each of the Borrower and the Guarantors, respectively, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency and similar laws of general application.

                   (b) On the Second Amendment Effective Date and as of the date of signing by the Borrower and Guarantors of this Amendment, after giving effect to this Amendment, the representations and warranties contained in this Amendment, the Agreement, as amended hereby, and all other Loan Documents are true and correct as if made on such dates (except those, if any, which by their terms specifically relate only to a different date).

                   (c) On the Second Amendment Effective Date and as of the date of signing by the Borrower and the Guarantors of this Amendment, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          Section 4.4 Reaffirmation and Release. The Loan Documents remain in
                      -------------------------
full force and effect, as amended by this Amendment. Each of the of the Borrower and the Guarantors represents, warrants and agrees that as of Second Amendment Effective Date and as of the date of signing by the Borrower and the Guarantors of this Amendment there are no claims or offsets against or defenses or counterclaims to its obligations under the Loan Documents and hereby waives any and all such claims, offsets, defenses or counterclaims, whether known or unknown, arising on or prior to such date. In consideration of this Second Amendment, the Borrower and each Guarantor on its own behalf and on behalf of their respective predecessors, successors and assigns (collectively, the "Releasing Parties"), hereby irrevocably and forever releases, remises, discharges and holds harmless the Lender and all of its respective officers, directors, employees, agents, attorneys and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, if any, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, asserted or non-asserted, known or unknown, which any of the Releasing Parties has relating in any way to any event, circumstance, occurrence, act, action, or failure to act in connection with or otherwise concerning this Second Amendment, the other Loan Documents or the transactions contemplated therein from the beginning of time through the Second Amendment Effective Date.

          Section 4.5 Survival of Representations and Warranties. All
                      ------------------------------------------
representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.

          Section 4.6 Reference to Agreement. Each of the Loan Documents is
                      ----------------------
hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended by this Amendment.

          Section 4.7 Severability. Any provision of this Amendment held by a
                      ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          Section 4.8 General.  This Amendment, when signed by the Borrower, the
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Guarantors and the Lender, (i) shall be deemed effective as of the Second
Amendment Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties,
(iii) SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement and
(vi) shall constitute a Loan Document. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT-Page 4
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     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
     AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT-Page 5
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     Executed as of this ____ day of February, 2002.

                                                  BORROWER:

                                                  ACR GROUP, INC.


                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________


     Executed as of this ____ day of February, 2002.

                                                  LENDER:

                                                  BANK OF AMERICA, N.A.


                                                  By:_______________________
                                                  Name:_____________________
                                                  Title:____________________

SECOND AMENDMENT TO AMENED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 6
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                     CONSENT AND AGREEMENT BY SUBSIDIARIES

     Reference is made to the forgoing Second Amendment to Amended and Restated Loan and Security Agreement (the "Agreement"). For value received, and in
                                  ---------
consideration of benefits to the undersigned under and resulting from the Agreement and the other Loan Documents, and without impairing any obligation of the undersigned under any Guaranty previously executed for the benefit of the Lender (or any of its predecessors), each of the undersigned Subsidiaries of the Borrower consents to and agrees to be bound by the Agreement. Without limiting the forgoing, each of the undersigned Subsidiaries hereby (i) ratifies and confirms all security interests and liens previously granted by it to or for the benefit of the Lender and agrees that such security interests and liens shall continue in full force and effect as security for the Secured Obligations as provided by the Agreement and the Loan Documents and (ii) ratifies and confirms any and all Guaranty Agreements previously executed by it for the benefit of the Lender (or any predecessor of the Lender) as being and continuing in full force and effect.

     Signed by the undersigned Subsidiaries of the Borrower effective as of the Second Amendment Effective Date.

                              ACR SUPPLY, INC.

                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________


                              TOTAL SUPPLY, INC.

                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________


                              HEATING AND COOLING SUPPLY, INC.

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              VALLEY SUPPLY, INC.

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              ENER-TECH INDUSTRIES, INC.

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________

CONSENT AND AGREEMENT BY SUBSIDIARIES
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                              FLORIDA COOLING SUPPLY, INC.

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              LIFETIME FILTER, INC.

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              WEST COAST HVAC SUPPLY, INC.

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              CONTRACTORS HEATING & SUPPLY, INC.

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


                              CAC DISTRIBUTORS, INC. (f/k/a Time Energy Systems Southwest, Inc.)

                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________



CONSENT AND AGREEMENT BY SUBSIDIARIES